UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-7702_

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/08 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS	Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President, Secretary and
Chief Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#541505

ANNUAL REPORT

March 31, 2008

Value Line
Asset
Allocation
Fund, Inc.

Value Line Asset Allocation Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

The Value Line Asset Allocation Fund earned a total return of 2.18% for the fiscal year ended March 31, 2008. That compared with a total return of –5.08% for the Standard & Poor’s 500 Stock Index(1) and a total return of 8.35% for the Lehman Government/Credit Bond Index.(2)

In a negative period for the stock market, your Fund was able to maintain a positive investment return through our disciplined approach. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. This discipline helped us avoid the great majority of problems in the financial services, homebuilding, and other industries in the past year.

This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price year after year. The resulting high quality of the portfolio’s holdings helps limit the risk exposure of our shareholders.

Yet another way we reduce risk is through wide diversification. The Fund holds nearly 300 stocks across many different industries. We invest less than 1/4 of 1% of assets in any new holding. A wide variety of company sizes is represented, too. Large-capitalization stocks make up about 40% of the portfolio; mid-cap, 50%; and small-cap, 10%.

Asset allocation of the Fund is determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of financial and economic variables. Stock allocation during the latest 12-month period remained at about 75% of assets; bonds at 10% to 15%; and cash and other short-term securities at 10% to 15%.

We pledge to maintain our disciplined investment strategy. Thank you for investing with us.

Sincerely,

Jean Bernhard Buttner
Chairman and President

April 24, 2008

(1)	The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this index.

(2)	The Lehman Brothers Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this index.

Value Line Asset Allocation Fund, Inc.

Asset Allocation Fund Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy cure for what ails the economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is likely to weaken further through at least midyear, with declines in GDP most likely. Indeed, we believe that the country is now in a recession.

Meanwhile, even with a somewhat better second half, a modest rate of business growth for the year as a whole is about the best that we can now expect. In fact, even that cautious forecast assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a worsening of the housing slump or a serious miscalculation by the Federal Reserve on the monetary front, might prove sufficiently troubling to almost assure that the mild business downturn that we believe is in place would become a fairly serious recession.

Currently, inflation is trending higher due to rising energy, food, and commodity costs. Adequate supplies of raw materials should help keep the costs of production under some control, though, suggesting that a major surge in pricing is not in the offing just yet. We caution, however, that as the pace of economic growth accelerates after 2008 and 2009, an increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a further ratcheting up in oil prices, inflation should be held in relative check through the early years of the next decade.

Value Line Asset Allocation Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Lehman Brothers Government/Credit Bond Index and S&P 500 Index. The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and is unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc.,
Lehman Brothers Government/Credit Bond Index and the S&P 500 Index*

*	The Standard & Poor’s 500 Index is an unmanaged Index that is representative of the large capitalization stocks traded in the United States.

The Lehman Brothers Government/Credit Bond Index is an unmanaged Index that generally represents the U.S. Bond Market, with issues having an average maturity of 9.8 years.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/08	2.18%	$10,218
5 years ended 3/31/08	11.66%	$17,356
10 years ended 3/31/08	6.13%	$18,126

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 through March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/07	Ending account value 3/31/08	Expenses* paid during period 10/1/07 thru 3/31/08
Actual	$1,000.00	$930.20	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at March 31, 2008 (unaudited)

Ten Largest Equity Holdings

Issue	Shares	Value	Percentage of Net Assets
XTO Energy, Inc.	29,582	$1,829,943	1.3%
Range Resources Corp.	22,500	$1,427,625	1.1%
Intuitive Surgical, Inc.	3,800	$1,232,530	0.9%
Monsanto Co.	10,000	$1,115,000	0.8%
AMETEK, Inc.	22,500	$987,975	0.7%
Praxair, Inc.	11,400	$960,222	0.7%
Johnson Controls, Inc.	27,000	$912,600	0.7%
Precision Castparts Corp.	8,800	$898,304	0.7%
C.H. Robinson Worldwide, Inc.	16,000	$870,400	0.6%
McDermott International, Inc.	15,600	$855,192	0.6%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments        March 31, 2008

Shares		Value

COMMON STOCKS (75.0%)
	AEROSPACE/DEFENSE (3.9%)
3,000	Alliant Techsystems, Inc. *	$310,590
12,000	BE Aerospace, Inc. *	419,400
4,000	Boeing Co. (The)	297,480
4,600	General Dynamics Corp.	383,502
4,000	Goodrich Corp.	230,040
3,500	L-3 Communications Holdings, Inc.	382,690
3,000	Lockheed Martin Corp.	297,900
12,750	Moog, Inc. Class A *	538,178
3,500	Northrop Grumman Corp.	272,335
12,200	Orbital Sciences Corp. *	294,020
8,800	Precision Castparts Corp.	898,304
5,000	Raytheon Co.	323,050
7,000	Rockwell Collins, Inc.	400,050
5,400	Teledyne Technologies, Inc. *	253,800
		5,301,339
	APPAREL (1.1%)
10,000	Gildan Activewear, Inc. Class A *	373,600
12,800	Guess?, Inc.	518,016
9,000	Phillips-Van Heusen Corp.	341,280
4,200	VF Corp.	325,542
		1,558,438
	AUTO PARTS (1.2%)
8,600	BorgWarner, Inc.	370,058
27,000	Johnson Controls, Inc.	912,600
14,000	LKQ Corp. *	314,580
		1,597,238
	BANK (1.1%)
16,800	Banco Bilbao Vizcaya Argentaria, S.A. ADR	369,432
11,000	Bank of Hawaii Corp.	545,160
3,500	State Street Corp.	276,500
12,000	Wells Fargo & Co.	349,200
		1,540,292
	BANK — CANADIAN (0.4%)
5,500	Bank of Nova Scotia	$248,655
6,800	Royal Bank of Canada	316,200
		564,855
	BANK — MIDWEST (0.6%)
12,076	Commerce Bancshares, Inc.	507,554
4,000	Northern Trust Corp.	265,880
		773,434
	BEVERAGE — SOFT DRINK (0.9%)
4,700	Coca-Cola Co. (The)	286,089
20,000	Hansen Natural Corp. *	706,000
4,000	PepsiCo, Inc.	288,800
		1,280,889
	BIOTECHNOLOGY (0.4%)
4,000	Techne Corp. *	269,440
2,800	United Therapeutics Corp. *	242,760
		512,200
	BUILDING MATERIALS (0.9%)
3,000	Fluor Corp.	423,480
10,000	Jacobs Engineering Group, Inc. *	735,900
		1,159,380
	CABLE TV (0.4%)
8,000	Rogers Communications, Inc. Class B	287,360
14,000	Shaw Communications, Inc. Class B	254,520
		541,880
	CHEMICAL — BASIC (0.4%)
5,000	Agrium, Inc.	310,550
7,000	Celanese Corp. Series A	273,350
		583,900
	CHEMICAL — DIVERSIFIED (1.7%)
4,000	Air Products & Chemicals, Inc.	368,000
10,600	Albemarle Corp.	387,112
5,200	FMC Corp.	288,548
10,000	Monsanto Co.	1,115,000
5,700	Pall Corp.	199,899
		2,358,559

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
	CHEMICAL — SPECIALTY (2.7%)
10,000	Airgas, Inc.	$454,700
18,000	Ecolab, Inc.	781,740
4,400	Lubrizol Corp. (The)	244,244
4,600	Mosaic Co. (The) *	471,960
11,400	Praxair, Inc.	960,222
4,000	Sherwin-Williams Co. (The)	204,160
8,400	Sigma-Aldrich Corp.	501,060
		3,618,086
	COMPUTER & PERIPHERALS (0.8%)
10,000	Hewlett-Packard Co.	456,600
9,800	MICROS Systems, Inc. *	329,868
10,000	Western Digital Corp. *	270,400
		1,056,868
	COMPUTER SOFTWARE & SERVICES (1.7%)
7,300	Accenture Ltd. Class A	256,741
19,000	ANSYS, Inc. *	655,880
4,700	DST Systems, Inc. *	308,978
2,500	Equinix, Inc. *	166,225
5,400	Infosys Technologies Ltd. ADR	193,158
4,200	NAVTEQ Corp. *	285,600
13,000	Oracle Corp. *	254,280
8,800	SEI Investments Co.	217,272
		2,338,134
	DIVERSIFIED COMPANIES (3.8%)
6,600	Acuity Brands, Inc.	283,470
22,500	AMETEK, Inc.	987,975
8,200	Barnes Group, Inc.	188,190
5,200	Brink’s Co. (The)	349,336
4,700	Danaher Corp.	357,341
4,400	Honeywell International, Inc.	248,248
8,000	ITT Corp.	414,480
15,600	McDermott International, Inc. *	855,192
3,600	Parker Hannifin Corp.	249,372
3,000	SPX Corp.	314,700
4,200	Textron, Inc.	$232,764
5,000	United Technologies Corp.	344,100
3,500	Valmont Industries, Inc.	307,615
		5,132,783
	DRUG (2.7%)
4,500	Alexion Pharmaceuticals, Inc. *	266,850
4,800	Allergan, Inc.	270,672
7,400	BioMarin Pharmaceutical, Inc. *	261,738
7,000	Covance, Inc. *	580,790
14,600	Gilead Sciences, Inc. *	752,338
7,800	Immucor, Inc. *	166,452
6,700	LifeCell Corp. *	281,601
4,800	Novo Nordisk A/S ADR	332,352
8,500	Perrigo Co.	320,705
10,000	Pharmaceutical Product Development, Inc.	419,000
		3,652,498
	E-COMMERCE (0.2%)
4,500	Salesforce.com, Inc. *	260,415
	EDUCATIONAL SERVICES (0.3%)
4,200	ITT Educational Services, Inc. *	192,906
1,600	Strayer Education, Inc.	244,000
		436,906
	ELECTRICAL EQUIPMENT (1.6%)
6,600	Cooper Industries Ltd. Class A	264,990
6,600	Emerson Electric Co.	339,636
10,800	FLIR Systems, Inc. *	324,972
7,200	General Cable Corp. *	425,304
6,400	Thomas & Betts Corp. *	232,768
11,600	Trimble Navigation Ltd. *	331,644
3,200	W.W. Grainger, Inc.	244,448
		2,163,762
	ELECTRICAL UTILITY — CENTRAL (0.4%)
2,700	Entergy Corp.	294,516
5,200	ITC Holdings Corp.	270,712
		565,228

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2008

Shares		Value
	ELECTRICAL UTILITY — EAST (1.0%)
7,000	Exelon Corp.	$568,890
4,500	FirstEnergy Corp.	308,790
5,200	PPL Corp.	238,784
6,000	Public Service Enterprise Group, Inc.	241,140
		1,357,604
	ELECTRONICS (1.1%)
14,000	Amphenol Corp. Class A	521,500
7,400	Harris Corp.	359,122
8,700	MEMC Electronic Materials, Inc. *	616,830
		1,497,452
	ENTERTAINMENT TECHNOLOGY (0.2%)
6,000	Dolby Laboratories, Inc. Class A *	217,560
	ENVIRONMENTAL (0.9%)
15,000	Republic Services, Inc.	438,600
8,600	Stericycle, Inc. *	442,900
10,500	Waste Connections, Inc. *	322,770
		1,204,270
	FINANCIAL SERVICES — DIVERSIFIED (2.5%)
4,000	Affiliated Managers Group, Inc. *	362,960
3,300	BlackRock, Inc. Class A	673,794
9,700	Eaton Vance Corp.	295,947
2,600	Franklin Resources, Inc.	252,174
11,000	Leucadia National Corp.	497,420
6,000	Loews Corp.	241,320
6,000	Principal Financial Group, Inc.	334,320
8,700	ProAssurance Corp. *	468,321
6,800	T. Rowe Price Group, Inc.	340,000
		3,466,256
	FOOD PROCESSING (1.2%)
2,600	Bunge Ltd.	225,888
13,300	Flowers Foods, Inc.	329,175
7,200	Hormel Foods Corp.	299,952
2,500	Ralcorp Holdings, Inc. *	$145,375
8,400	Unilever PLC ADR	283,248
5,400	Wm. Wrigley Jr. Co.	339,336
		1,622,974
	HOME APPLIANCES (0.2%)
5,500	Toro Co. (The)	227,645
	HOTEL/GAMING (1.1%)
6,000	Bally Technologies, Inc. *	206,040
17,200	Penn National Gaming, Inc. *	752,156
4,500	Vail Resorts, Inc. *	217,305
9,000	WMS Industries, Inc. *	323,730
		1,499,231
	HOUSEHOLD PRODUCTS (0.7%)
6,400	Church & Dwight Company, Inc.	347,136
3,000	Energizer Holdings, Inc. *	271,440
8,500	Tupperware Brands Corp.	328,780
		947,356
	HUMAN RESOURCES (0.3%)
7,000	Watson Wyatt Worldwide, Inc. Class A	397,250
	INDUSTRIAL SERVICES (2.0%)
16,000	C.H. Robinson Worldwide, Inc.	870,400
17,100	Corrections Corp. of America *	470,592
10,600	EMCOR Group, Inc. *	235,426
6,500	FTI Consulting, Inc. *	461,760
10,400	Geo Group, Inc. (The) *	295,776
9,000	Quanta Services, Inc. *	208,530
5,729	URS Corp. *	187,281
		2,729,765
	INFORMATION SERVICES (1.2%)
5,400	Alliance Data Systems Corp. *	256,554
5,500	Dun & Bradstreet Corp. (The)	447,590
5,800	FactSet Research Systems, Inc.	312,446
4,600	IHS, Inc. Class A *	295,826
15,400	Nuance Communications, Inc. *	268,114
		1,580,530

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
	INSURANCE — LIFE (1.1%)
6,300	AFLAC, Inc.	$409,185
11,000	Manulife Financial Corp.	417,780
6,000	MetLife, Inc.	361,560
3,300	Prudential Financial, Inc.	258,225
		1,446,750
	INSURANCE — PROPERTY & CASUALTY (1.4%)
4,500	ACE Ltd.	247,770
3,900	Arch Capital Group Ltd. *	267,813
5,600	Assurant, Inc.	340,816
5,500	Chubb Corp. (The)	272,140
7,600	RLI Corp.	376,732
3,000	SAFECO Corp.	131,640
7,000	Sun Life Financial, Inc.	326,200
		1,963,111
	INTERNET (0.2%)
500	Google, Inc. Class A *	220,235
	MACHINERY (4.0%)
3,500	Bucyrus International, Inc. Class A	355,775
3,600	Caterpillar, Inc.	281,844
5,300	Curtiss-Wright Corp.	219,844
4,800	Deere & Co.	386,112
3,500	Flowserve Corp.	365,330
9,400	Foster Wheeler Ltd. *	532,228
11,250	IDEX Corp.	345,263
5,000	Kaydon Corp.	219,550
7,000	Lennox International, Inc.	251,790
18,400	Manitowoc Company, Inc. (The)	750,720
8,600	Robbins & Myers, Inc.	280,790
9,600	Roper Industries, Inc.	570,624
5,000	Snap-on, Inc.	254,250
9,200	Terex Corp. *	575,000
		5,389,120
	MARITIME (0.5%)
9,400	Kirby Corp. *	535,800
7,000	Zoltek Companies, Inc. *	185,640
		721,440
	MEDICAL SERVICES (1.7%)
10,500	DaVita, Inc. *	$501,480
1,200	Fresenius Medical Care AG & Co. KGaA ADR	60,384
5,000	Healthways, Inc. *	176,700
4,000	Humana, Inc. *	179,440
3,500	Laboratory Corporation of America Holdings *	257,880
8,000	Pediatrix Medical Group, Inc. *	539,200
6,500	Psychiatric Solutions, Inc. *	220,480
8,595	WellPoint, Inc. *	379,297
		2,314,861
	MEDICAL SUPPLIES (4.8%)
2,000	Alcon, Inc.	284,500
4,800	ArthroCare Corp. *	160,080
8,000	Bard (C.R.), Inc.	771,200
5,300	Baxter International Inc.	306,446
5,000	Becton Dickinson & Co.	429,250
4,500	Charles River Laboratories International, Inc. *	265,230
20,000	DENTSPLY International, Inc.	772,000
5,700	Henry Schein, Inc. *	327,180
6,200	Hologic, Inc. *	344,720
7,000	IDEXX Laboratories, Inc. *	344,820
6,000	Illumina, Inc. *	455,400
3,800	Intuitive Surgical, Inc. *	1,232,530
5,000	McKesson Corp.	261,850
8,000	Owens & Minor, Inc.	314,720
4,300	Stryker Corp.	279,715
		6,549,641
	METALS & MINING DIVERSIFIED (0.4%)
7,400	Allegheny Technologies, Inc.	528,064
	METALS FABRICATING (0.8%)
5,700	Chicago Bridge & Iron Co. N.V.	223,668
8,600	Harsco Corp.	476,268
6,400	Kennametal, Inc.	188,352
4,000	Shaw Group, Inc. (The) *	188,560
		1,076,848

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2008

Shares		Value
	NATURAL GAS — DISTRIBUTION (0.4%)
4,400	AGL Resources, Inc.	$151,008
10,500	Southern Union Co.	244,335
8,100	UGI Corp.	201,852
		597,195
	NATURAL GAS — DIVERSIFIED (2.3%)
2,300	EOG Resources, Inc.	276,000
6,400	Penn Virginia Corp.	282,176
20,000	Southwestern Energy Co. *	673,800
29,582	XTO Energy, Inc.	1,829,943
		3,061,919
	NEWSPAPER (0.2%)
11,000	News Corp. Class B	209,440
	OILFIELD SERVICES/ EQUIPMENT (1.1%)
5,200	Bristow Group, Inc. *	279,084
3,500	Exterran Holdings, Inc. *	225,890
12,000	FMC Technologies, Inc. *	682,680
7,000	Superior Energy Services, Inc. *	277,340
3,000	Willbros Group, Inc. *	91,800
		1,556,794
	PACKAGING & CONTAINER (0.7%)
7,000	AptarGroup, Inc.	272,510
4,600	Greif, Inc. Class A	312,478
6,600	Owens-Illinois, Inc. *	372,438
		957,426
	PAPER & FOREST PRODUCTS (0.1%)
7,000	Votorantim Celulose e Papel S.A. ADR	199,570
	PETROLEUM — INTEGRATED (0.2%)
3,300	Total S.A. ADR	244,233
	PETROLEUM — PRODUCING (1.6%)
8,000	Quicksilver Resources, Inc. *	$292,240
22,500	Range Resources Corp.	1,427,625
9,500	Tenaris S.A. ADR	473,575
		2,193,440
	PHARMACY SERVICES (1.2%)
7,000	CVS Caremark Corp.	283,570
12,400	Express Scripts, Inc. *	797,568
5,400	Longs Drug Stores Corp.	229,284
7,600	Medco Health Solutions, Inc. *	332,804
		1,643,226
	POWER (0.6%)
14,000	AES Corp. (The) *	233,380
10,600	Covanta Holding Corp. *	291,500
10,000	Reliant Energy, Inc. *	236,500
		761,380
	PRECISION INSTRUMENT (1.1%)
4,300	Mettler Toledo International, Inc. *	417,616
12,000	Thermo Fisher Scientific, Inc. *	682,080
3,600	Triumph Group, Inc.	204,948
4,400	Waters Corp. *	245,080
		1,549,724
	R.E.I.T. (0.1%)
6,600	LaSalle Hotel Properties	189,618
	RAILROAD (1.2%)
3,300	Burlington Northern Santa Fe Corp.	304,326
6,400	Canadian National Railway Co.	309,248
5,200	Canadian Pacific Railway Ltd.	334,308
11,400	Kansas City Southern *	457,254
5,400	Norfolk Southern Corp.	293,328
		1,698,464

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
	RESTAURANT (1.0%)
2,200	Chipotle Mexican Grill, Inc. Class A *	$249,546
4,800	McDonald’s Corp.	267,696
23,550	Sonic Corp. *	519,042
9,400	Yum! Brands, Inc.	349,774
		1,386,058
	RETAIL — AUTOMOTIVE (0.6%)
2,200	AutoZone, Inc. *	250,426
7,000	Copart, Inc. *	271,320
12,800	O’Reilly Automotive, Inc. *	365,056
		886,802
	RETAIL — SPECIAL LINES (1.2%)
7,000	Coach, Inc. *	211,050
10,000	Dick’s Sporting Goods, Inc. *	267,800
12,000	GameStop Corp. Class A *	620,520
8,500	Men’s Wearhouse, Inc. (The)	197,795
9,000	TJX Companies, Inc. (The)	297,630
		1,594,795
	RETAIL STORE (0.5%)
4,200	Costco Wholesale Corp.	272,874
11,000	Nordstrom, Inc.	358,600
		631,474
	SECURITIES BROKERAGE (0.7%)
600	CME Group, Inc.	281,460
1,700	Goldman Sachs Group, Inc. (The)	281,163
1,700	IntercontinentalExchange, Inc. *	221,850
9,450	Raymond James Financial, Inc.	217,161
		1,001,634
	SHOE (0.6%)
2,500	Deckers Outdoor Corp. *	269,550
7,000	Iconix Brand Group, Inc. *	121,450
5,400	NIKE, Inc. Class B	367,200
		758,200
	STEEL — GENERAL (0.3%)
6,000	Nucor Corp.	$406,440
	TELECOMMUNICATION SERVICES (2.2%)
12,000	American Tower Corp. Class A *	470,520
4,000	BT Group PLC ADR	172,400
9,000	Crown Castle International Corp. *	310,410
3,600	Millicom International Cellular S.A. *	340,380
5,000	Mobile TeleSystems ADR	379,250
3,000	Telefonica S.A. ADR	259,530
4,500	Telephone and Data Systems, Inc.	176,715
13,000	Time Warner Telecom, Inc. Class A *	201,370
16,000	Vimpel-Communications ADR	478,240
7,200	Vodafone Group PLC ADR	212,472
		3,001,287
	TELECOMMUNICATIONS EQUIPMENT (0.8%)
6,600	Anixter International, Inc. *	422,664
8,300	Cisco Systems, Inc. *	199,947
7,000	CommScope, Inc. *	243,810
5,900	Comtech Telecommunications Corp. *	230,100
		1,096,521
	THRIFT (0.4%)
30,457	Hudson City Bancorp, Inc.	538,480
	TOBACCO (0.2%)
4,300	British American Tobacco PLC ADR	325,725
	TOILETRIES & COSMETICS (0.3%)
2,000	Chattem, Inc. *	132,680
9,000	Luxottica Group S.p.A. ADR	226,440
		359,120
	TRUCKING (0.4%)
9,400	Landstar System, Inc.	490,304

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2008

Shares		Value
	WIRELESS NETWORKING (0.5%)
3,000	Itron, Inc. *	$270,690
12,000	SBA Communications Corp. Class A *	357,960
		628,650
	TOTAL COMMON STOCKS (Cost $75,033,228)	101,922,966

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (12.6%)
$2,000,000	Federal Home Loan Bank, 4.10%, 6/13/08	2,006,610
1,000,000	Federal Home Loan Bank, 4.25%, 9/12/08	1,008,268
3,000,000	Federal Home Loan Bank, 5.00%, 9/18/09	3,119,361
1,000,000	Federal Home Loan Mortgage Corp., 4.25%, 7/15/09	1,025,056
2,500,000	Federal Home Loan Mortgage Corp., 5.75%, 1/15/12	2,751,107
2,000,000	Federal Home Loan Mortgage Corp., 5.13%, 7/15/12	2,163,302
1,000,000	Federal Home Loan Mortgage Corp., 4.50%, 1/15/13	1,054,607
897,364	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316, 5.00%, 9/1/21	907,712
1,469,891	Federal National Mortgage Association, 5.00%, 11/1/34	1,458,046
1,539,364	Government National Mortgage Association, 5.50%, 1/15/36	1,572,299
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,349,457)	17,066,368
	TOTAL INVESTMENT SECURITIES (87.6%) (Cost $91,382,685)	118,989,334

REPURCHASE AGREEMENTS (12.2%)
$8,500,000	With Morgan Stanley, 1.15%, dated 3/31/08, due 4/1/08, delivery value $8,500,272 (collateralized by $7,790,000 U.S. Treasury Notes 5.125%, due 6/30/11, with a value of $8,688,284)	$8,500,000
8,100,000	With State Street Bank & Trust, 0.80%, dated 3/31/08, due 4/1/08, delivery value $8,100,180 (collateralized by $7,160,000 U.S. Treasury Notes 2.00%, due 1/15/16, with a value of $8,285,240)	8,100,000
	TOTAL REPURCHASE AGREEMENTS (Cost $16,600,000)	16,600,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		316,251

NET ASSETS (100%)		$135,905,585

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($135,905,585 ÷ 6,690,124 shares outstanding)		$20.31

*	Non-income producing.

ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2008

Assets:
Investment securities, at value (Cost — $91,382,685)	$118,989,334
Repurchase agreements (Cost — $16,600,000)	16,600,000
Cash	169,441
Interest and dividends receivable	205,458
Receivable for capital shares sold	86,861
Prepaid expenses	26,083
Total Assets	136,077,177

Liabilities:
Payable for capital shares repurchased	25,716
Accrued expenses:
Advisory fee	74,981
Service and distribution plan fees	28,839
Directors’ fees and expenses	2,916
Other	39,140
Total Liabilities	171,592
Net Assets	$135,905,585

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 6,690,124 shares)	$6,690
Additional paid-in capital	105,702,368
Undistributed net investment income	323,713
Accumulated net realized gain on investments	2,266,302
Net unrealized appreciation of investments and foreign currency translations	27,606,512
Net Assets	$135,905,585
Net Asset Value, Offering and Redemption Price, per Outstanding Share ($135,905,585 ÷ 6,690,124 shares outstanding)	$20.31

Statement of Operations
for the Year Ended March 31, 2008

Investment Income:
Interest	$1,533,579
Dividends (net of foreign withholding tax of $14,767)	828,933
Total Income	2,362,512

Expenses:
Advisory fee	901,802
Service and distribution plan fees	346,847
Auditing and legal fees	61,301
Custodian fees	47,868
Registration and filing fees	40,797
Transfer agent fees	38,100
Accounting and bookkeeping expense	32,401
Printing and postage	23,608
Directors’ fees and expenses	11,700
Insurance	9,050
Other	7,451
Total Expenses Before Custody Credits	1,520,925
Less: Custody Credits	(5,869)
Net Expenses	1,515,056
Net Investment Income	847,456

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	5,780,574
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(4,149,003)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	1,631,571
Net Increase in Net Assets from Operations	$2,479,027

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended March 31, 2008 and 2007

	Year Ended March 31, 2008	Year Ended March 31, 2007
Operations:
Net investment income	$847,456	$1,105,574
Net realized gain on investments	5,780,574	8,479,041
Change in net unrealized appreciation/(depreciation)	(4,149,003)	(4,019,004)
Net increase in net assets from operations	2,479,027	5,565,611
Distributions to Shareholders:
Net investment income	(1,033,429)	(958,419)
Net realized gain from investment transactions	(10,187,862)	(8,109,526)
Total Distributions	(11,221,291)	(9,067,945)
Capital Share Transactions:
Proceeds from sale of shares	28,044,951	13,246,239
Proceeds from reinvestment of dividends and distributions to shareholders	11,000,342	8,909,382
Cost of shares repurchased	(24,611,103)	(30,833,355)
Net increase/(decrease) in net assets from capital share transactions	14,434,190	(8,677,734)

Total Increase/(Decrease) in Net Assets	5,691,926	(12,180,068)
Net Assets:
Beginning of year	130,213,659	142,393,727
End of year	$135,905,585	$130,213,659
Undistributed net investment income, at end of year	$323,713	$520,060

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Asset Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the “Adviser”), deems appropriate. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)  Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

(B)  Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)  Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Value Line Asset Allocation Fund, Inc.

March 31, 2008

In July 2006, the Financial Accounting Standard Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (includes whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of March 31, 2008, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implications of FIN 48, and determined that there is no impact to the Fund’s financial statements at this time.

(D)  Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E)  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(F)  Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G)  Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(H)  Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

2.	Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2008	Year Ended March 31, 2007
Shares sold	1,253,476	613,241
Shares issued in reinvestment of dividends and distributions	508,804	430,196
Shares repurchased	(1,117,757)	(1,439,041)
Net increase (decrease)	644,523	(395,604)
Dividends per share from net investment income	$0.1668	$0.1617
Dividends per share from net realized gains	$1.6426	$1.3692

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2008
Purchases:
Other Investment Securities	$34,655,162
Sales:
U.S. Government Agency Obligations	$1,000,000
Other Investment Securities	29,951,643
$30,951,643

4.	Income Taxes

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$107,982,685
Gross tax unrealized appreciation	$31,972,777
Gross tax unrealized depreciation	(4,366,128)
Net tax unrealized appreciation on investments	$27,606,649
Undistributed ordinary income	$323,874
Undistributed long-term capital gains	$2,266,302

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $10,374, and increased accumulated net realized gain on investments by $10,374. These reclassifications were primarily due to differing treatments of paydown gain/losses and investments in real estate investment trusts for tax purposes. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the year ended March 31, 2008 and year ended March 31, 2007 is as follows:

	March 31, 2008	March 31, 2007
Ordinary income	$1,033,429	$958,419
Long-term capital gains	10,187,862	8,109,526
	$11,221,291	$9,067,945

Value Line Asset Allocation Fund, Inc.

March 31, 2008

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $901,802 was paid or payable to the Adviser, for the year ended March 31, 2008. The fee was computed at an annual rate of 0.65% of 1% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc., a subsidiary of the Adviser (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2008, fees amounting to $346,847 were paid or payable to the Distributor under this Plan.

For the year ended March 31, 2008, the Fund’s expenses were reduced by $5,869 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and/or affiliated companies are also officers and directors of the Fund. At March 31, 2008, the Adviser and/or affiliated companies, including the Value Line Profit Sharing and Savings Plan, owned 1,552,051 shares of the Fund representing 23.20% of the outstanding shares. In addition, certain officers and directors of the Fund as a group owned 1,101 shares, representing less than 1% of the outstanding shares.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$21.54	$22.11	$20.48	$19.05	$14.89
Income from investment operations:
Net investment income	0.13	0.19	0.11	0.06	0.04
Net gains on securities (both realized and unrealized)	0.45	0.77	3.37	1.40	4.16
Total from investment operations	0.58	0.96	3.48	1.46	4.20
Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.09)	(0.03)	(0.04)
Distributions from net realized gains	(1.64)	(1.37)	(1.76)	—	—
Total distributions	(1.81)	(1.53)	(1.85)	(0.03)	(0.04)
Net asset value, end of year	$20.31	$21.54	$22.11	$20.48	$19.05
Total return	2.18%	4.62%	17.61%	7.68%	28.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$135,906	$130,214	$142,394	$127,853	$149,727
Ratio of expenses to average net assets(1)	1.10%	1.11%	1.14%	1.13%	1.11%
Ratio of net investment income to average net assets	0.61%	0.82%	0.52%	0.28%	0.23%
Portfolio turnover rate	25%	37%	45%	65%	60%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets, net of custody credits, would have been 1.09% for the year ended March 31, 2008, and would not have changed for the years ended March 31, 2007, 2006, 2005, and 2004.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Value Line Asset Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Asset Allocation Fund, Inc. (the “Fund”) at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 28, 2008

Value Line Asset Allocation Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Asset Allocation Fund, Inc. (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement between the Fund and its investment adviser, Value Line, Inc. (“Value Line”) (the “Agreement”). As required by the 1940 Act, the Board requested and Value Line provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the Non-Independent Director of the Fund and any officers of Value Line. In selecting Value Line and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in meetings which specifically addressed the approval of the Agreement and at other meetings during the course of the year, the Board, including the Independent Directors, received materials relating to Value Line’s investment and management services under the Agreement. These materials included information on (i) the investment performance of the Fund compared to a peer group of funds (“Performance Universe”) and its benchmark index, each as classified by Lipper, Inc., an independent evaluation service (“Lipper”); (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage, if any; and (vi) the overall nature, quality and extent of services provided by Value Line.

As part of the review of the continuance of the Agreement, the Board requested, and Value Line provided, additional information in order to evaluate the quality of Value Line’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fees (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and other retail no-load mixed-asset target allocation growth funds, as selected objectively by Lipper Inc., an independent provider of investment company data (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load mixed-asset target allocation growth funds, as selected objectively by Lipper Inc. (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; (iii) the Fund’s investment performance over various time periods to the average performance of the Fund and all retail and institutional target allocation funds regardless of asset size or primary channel of distribution (excluding outliers), as selected objectively by Lipper Inc. (“Performance Universe”) as well as the Lipper Mixed Asset Target Allocation Growth Index (the “Lipper Index”); (iv) Value Line’s financial results and conditions, including Value Line’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (v) the Fund’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper Inc. to determine the Expense Group, the Expense Universe and the Performance Universe to prepare this information.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Value Line Asset Allocation Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Asset Allocation Fund, Inc. (unaudited)

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year, three-year, five-year, and ten-year periods ended December 31, 2007 exceeded the average performance of both the Performance Universe average and the Lipper Index.

Value Line’s Personnel and Methods.    The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Value Line’s senior management who are responsible for the overall functioning of the Fund’s investment operations. Based on this review, the Board concluded that the Fund’s management team and Value Line’s overall resources were well developed and that Value Line had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses.    The Board considered Value Line’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Fund’s management fee rate for the most recent fiscal year was less than both the Expense Group average and the Expense Universe average. The Board also considered that the Fund’s total expense ratio was slightly lower than the average expense ratio of its Expense Group, yet was slightly higher than the average expense ratio of its Expense Universe and concluded that the expense level was satisfactory for the purpose of approving the continuance of the Agreement for the coming year. Based on their overall review, the Board determined that Value Line’s management fee rate under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

Nature and Quality of Other Services.    The Board considered the nature, quality, cost and extent of other services provided by Value Line and its affiliate, Value Line Securities, Inc. At meetings held throughout the year, the Board reviewed the effectiveness of Value Line’s overall compliance program, as well as the services provided by Value Line Securities, Inc., the Fund’s principal underwriter. The Board also reviewed the services provided by Value Line and its affiliate in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by Value Line and its affiliate were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability.    The Board considered the level of Value Line’s profits with respect to the management of the Fund, including the impact of certain actions taken during prior years. These actions included Value Line’s review of its methodology in allocating certain of its costs to the management of each Fund, Value Line’s voluntary reduction of management and/or Rule 12b-1 fees for certain Funds, Value Line’s termination of the use of soft dollar research, and the cessation of trading through its affiliate, Value Line Securities, Inc. Based on a review of these actions and Value Line’s overall profitability, the Board concluded that Value Line’s profits from management of the Fund, including the financial results derived from the Fund, were within a range the Board considered reasonable.

Value Line Asset Allocation Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Asset Allocation Fund, Inc. (unaudited)

Other Benefits.    The Board also considered the character and amount of other direct and incidental benefits received by Value Line and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that Value Line and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.    The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by Value Line and its Affiliates.    In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by Value Line that Value Line and its affiliates do not manage any investment companies comparable to the Fund. The Board considered the advisory fee rates of non-mutual fund accounts utilizing a mixed fixed income and equity strategy managed by Value Line, all of which were higher than the Fund’s management fee rate.

Conclusion.    The Board, in light of Value Line’s overall performance, considered it appropriate to continue to retain Value Line as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Asset Allocation Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended March 31, 2008, the Fund paid dividends to shareholders of $0.1668 per share from net investment income. For corporate taxpayers, 72.45% of the ordinary income distributions paid during the fiscal year ended March 31, 2008 qualify for the corporate dividends received deductions. During the fiscal year ended March 31, 2008, 81.83% of the ordinary income distribution are treated as qualified dividends.

During the year ended March 31, 2008, the Fund paid $1.6426 per share of long-term capital gains to shareholders.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Jean Bernhard Buttner Age 73	Chairman of the Board of Directors and President	Since 1993
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director	Since 2000	Consultant, Academic Search Consultation Service, Inc. (1994–2004); Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 1993	Retired; Customer Support Analyst, Duke Power Company until 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 1993
Professor of History, Williams College, (1961–2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 2000	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None
Paul Craig Roberts 169 Pompano Street Panama City Beach, FL 32413 Age 68	Director	Since 2000	Chairman, Institute for Political Economy.	None

Value Line Asset Allocation Fund, Inc.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 2000	Senior Financial Advisor, Veritable L.P. (Investment adviser) since 2004; Senior Financial Advisor, Hawthorn (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President, Secretary and Chief Compliance Officer	Since 1993
Director, Vice President and Chief Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 49	Treasurer	Since 2005	Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds.
Howard A. Brecher Age 53	Assistant Treasurer, Assistant Secretary	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

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Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the

Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)Audit Fees 2008 - $17,100

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2008 -$7,293

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2008 -$7,293

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/Jean B. Buttner
Jean B. Buttner, President

Date:	June 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/Stephen R. Anastasio
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date:	June 10, 2008